UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2016

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36599	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other reports filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from the pending MB Financial-American Chartered merger might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from originated loans and loans acquired from other financial institutions; (3) competitive pressures among depository institutions; (4) interest rate movements and their impact on customer behavior, net interest margin and the value of our mortgage servicing rights; (5) the possibility that our mortgage banking business may experience increased volatility in its revenues and earnings and the possibility that the profitability of our mortgage banking business could be significantly reduced if we are unable to originate and sell mortgage loans at profitable margins or if changes in interest rates negatively impact the value of our mortgage servicing rights; (6) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (7) fluctuations in real estate values; (8) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (9) the possibility that security measures implemented might not be sufficient to mitigate the risk of a cyber attack or cyber theft, and that such security measures might not protect against systems failures or interruptions; (10) our ability to realize the residual values of our direct finance, leveraged and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and regulations adopted thereunder, changes in capital requirements pursuant to the Dodd-Frank Act, changes in the interpretation and/or application of laws and regulations by regulatory authorities, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

2

August 2016 NASDAQ: MBFI Investor Presentation

Forward-Looking Statements 1 When used in this presentation and in reports filed with or furnished to the Securities and Exchange Commission (the "SEC"), in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from the pending MB Financial-American Chartered merger might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from originated loans and loans acquired from other financial institutions; (3) competitive pressures among depository institutions; (4) interest rate movements and their impact on customer behavior, net interest margin and the value of our mortgage servicing rights; (5) the possibility that our mortgage banking business may experience increased volatility in its revenues and earnings and the possibility that the profitability of our mortgage banking business could be significantly reduced if we are unable to originate and sell mortgage loans at profitable margins or if changes in interest rates negatively impact the value of our mortgage servicing rights; (6) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (7) fluctuations in real estate values; (8) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (9) the possibility that security measures implemented might not be sufficient to mitigate the risk of a cyber attack or cyber theft, and that such security measures might not protect against systems failures or interruptions; (10) our ability to realize the residual values of our direct finance, leveraged and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and regulations adopted thereunder, changes in capital requirements pursuant to the Dodd-Frank Act, changes in the interpretation and/or application of laws and regulations by regulatory authorities, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Additional Information 2 In connection with the proposed merger between MB Financial and American Chartered, MB Financial filed a registration statement on Form S-4 with the SEC, which was declared effective by the SEC on February 4, 2016. The registration statement includes a proxy statement/prospectus, which was sent to the shareholders of American Chartered. Investors and shareholders of American Chartered are advised to read the proxy statement/prospectus, which was filed by MB Financial with the SEC on February 4, 2016, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain, or will contain, as the case may be, important information about MB Financial, American Chartered and the proposed transaction. Copies of all documents relating to the merger filed by MB Financial can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing MB Financial’s website at www.mbfinancial.com under the tab “Investor Relations” and then under “SEC Filings.” Alternatively, these documents, when available, can be obtained free of charge from MB Financial upon written request to MB Financial, Inc., Corporate Secretary, 6111 North River Road, Rosemont, Illinois 60018 or by calling (847) 653-1992.

Company Strategy 3 Annualized operating return on average assets 1.12% for year-to-date 2Q 2016 (1) Solid capital ratios and a diversified loan portfolio Top quartile peer performance (2): Non-interest bearing DDA 42% of total deposits as of 6/30/2016 Low cost of funds of 27 bps for YTD 2Q 2016 Annualized net loan charge-offs to average loans 0.07% for YTD 2Q 2016 Double digit growth in key fee initiatives in each of the last four years One of 12 entities awarded President’s “E” Award (3) for export services in 2015, presented by U.S. Commerce Secretary Penny Pritzker Core non-interest income as a percent of total revenue 40% for YTD 2Q 2016 – Top quartile peer performance Very low turnover of “A” top-performing employees Highly successful commercial banker training program Ranked in the Top 50 of The Detroit Free Press Top Work Places for midsized companies in 2013, 2014 and 2015 Taylor Capital – completed August 2014 MSA Holdings – completed December 2015 American Chartered – announced November 2015 Build a bank with lower risk and consistently better returns than peers Develop balance sheet with superior profitability and lower risk Add great customers, whether they borrow or not Maintain low credit risk and low credit costs Attract low-cost and stable funding Maintain strong liquidity and capital Focus intensely on fee income Fees need to be high quality, recurring, and profitable Not an easy task; requires meaningful investment Emphasize leasing, capital markets, international banking, cards, commercial deposit fees, treasury management, trust and asset management, and mortgage Grow select fee businesses nationally Invest in human talent Recruit and retain the best staff Maintain strong training programs Be an employer of choice Make opportunistic acquisitions Skilled and disciplined acquirer Long track record of successful integrations

Banking Segment 4 Retail Banking Provides a significant portion of funding for the banking segment; 47% of deposits and 12% of loans High percentage of low-cost funding with a low reliance on CDs Focuses on small businesses in our market and individuals that live or work near our banking centers Key fee initiatives include card services and treasury management services for business banking customers Wealth Management Provides customized private banking, trust, investment management and retirement plan services through a team of experienced advisors Specializes in serving business owners, high-net worth families, foundations, and endowments Focused on asset management, low-cost deposits, and private banking services Manages and advises on more than $7.0 billion of client assets through trust and asset management and subsidiaries (Cedar Hill Associates, LLC and MSA Holdings, LLC) Commercial Banking Provides lending, depository and fee-based capital markets and international banking services to middle-market companies with revenues from $10 to $500 million “Relationship banking” culture; calling officers have 20+ years average experience Commercial and industrial and commercial real estate loan portfolio – terms generally range from 1 to 5 years, with total relationship carrying amount typically $25 million or less; approximately 78% have a floating rate of interest indexed to LIBOR or Prime Expanding into specialized commercial areas such as healthcare and financial services Note: Business line financial data as of June 30, 2016 Lease Banking Provides banking services to lessors located throughout the U.S. in addition to lease and working capital loans and lease equity investments Lease banking has over $1.8 billion in loans outstanding Lease loans are underwritten primarily on the creditworthiness of the lessee Lessees include mostly investment grade “Fortune 1000” companies located throughout the U.S. and large middle-market companies Asset Based Lending Targets national middle-market companies, including manufacturers, distributors, and select service companies with sales from $25 million to $500 million Deal flow via marketing efforts and relationships with private equity firms, mezzanine and second lien capital providers, investment banks, consultants and other trusted advisors Asset based and hybrid ABL cash flow loans from $5 to $50 million Over $800 million of loans currently outstanding Treasury Management Focused on providing high quality and recurring services to commercial and business banking customers as well as strategic industry niches Expanding nationally where we have distinguishable expertise Broad suite of services includes account management, process automation, payments systems access, information management, and fraud and risk mitigation See notes on page 34.

Leasing Segment – Direct Leasing Subsidiaries 5 Full spectrum of lease and equipment financing solutions and related services Leases and equipment finance products originated through our leasing subsidiaries: Celtic Commercial Finance, MB Equipment Finance and LaSalle Systems Leasing, Inc. National customer base in diversified industries ranging from the “Fortune 1000” to middle-market companies, as well as targeted verticals (including the healthcare industry) Broad equipment expertise, with capabilities in most types of essential-use capital equipment. Celtic and LaSalle possess specific expertise in technology-related, material handling equipment and healthcare assets, while MB Equipment Finance focuses on manufacturing, industrial, construction and transportation equipment. Products include both tax and non-tax leases, i.e. fair market value, Terminal Rental Adjustment Clause “TRAC” leases, dollar out and fixed purchase option leases; and traditional term loans Capital markets syndication capabilities Third party equipment maintenance contracts and life-cycle asset management services Quarterly lease financing fee revenue varies; below is a rolling trend of trailing twelve month results See notes on page 34. $0 $20 $40 $60 $80 $100 2Q 2012 3Q 4Q 1Q 2013 2Q 3Q 4Q 1Q 2014 2Q 3Q 4Q 1Q 2015 2Q 3Q 4Q 1Q 2016 2Q Lease Financing Fee Revenue Trailing Twelve Month Trend (Dollars in Millions) Celtic acquisition Dec 2012

Mortgage Segment 6 Integrated national mortgage platform Multiple mortgage origination channels across a national sales footprint Operates in 44 states and DC, with 49 retail branches located in 15 states as of 6/30/2016 Origination mix 58% purchase, 42% refinance for 2Q 2016 Channel mix 77% third party, 23% retail for 2Q 2016 In-house servicing platform based in Ohio Diversified revenue streams Currently originating approximately $500 million of mortgages per month Servicing portfolio of $17.7 billion of home loans (notional) as of 6/30/2016 Mortgage Servicing Rights asset = $135 million and ratio of MSR asset/notional value of servicing portfolio = 0.76% as of 6/30/2016 Residential real estate loans of $464 million held for investment at 6/30/2016 consisting primarily of first lien adjustable rate mortgages Strong credit quality since inception Ranked in the Top 50 of The Detroit Free Press Top Work Places for midsized companies in 2013, 2014 and 2015 See notes on page 34.

Diversified Loan Portfolio Loan Mix 6/30/2016 Total: $10.1 billion Loan Mix 12/31/2012 Total: $5.3 billion Increased proportion of C&I and lease loans 7 See notes on page 34. Loans (Dollars in millions) 12/31/2012 Percent of Total 6/30/2016 Percent of Total CAGR 3/30/2016 Commercial $ 1,220 23.0% $ 3,562 35.4% 36% $ 3,510 Commercial collateralized by assignment of lease payments (lease loans) 1,303 24.5% 1,794 17.8% 10% 1,774 Commercial real estate (4) 1,762 33.1% 2,828 28.1% 14% 2,832 Construction real estate 110 2.1% 358 3.6% 40% 310 Residential real estate 315 5.9% 754 7.5% 28% 678 Other consumer 607 11.4% 765 7.6% 7% 717 Gross loans, excluding HFS and PCI loans 5,317 100.0% 10,061 100.0% 20% 4,537 53% 47% 3.500 53% 47% C&I and Lease Loans CRE, Construction & Consumer 47% 53% C&I and Lease Loans CRE, Construction & Consumer

Asset Quality Statistics 8 Payment Status of NPLs (Dollars in millions) See notes on page 34. 12/31 2012 2013 2014 2015 6/30/2016 3/31/2016 ALLL to total loans 2.15% 1.96% 1.21% 1.31% 1.33% 1.35% NPLs to total loans 2.03% 1.87% 0.96% 1.07% 0.73% 0.95% ALLL to NPLs 106.17% 104.87% 126.34% 122.43% 181.46% 142.00% YTD Net charge-offs (recoveries) to average loans (0.02%) 0.16% 0.18% 0.04% 0.07% 0.06% $0 $20 $40 $60 $80 $100 $120 $140 2012 2013 2014 2015 3/31/2016 6/30/2016 NPLs more than 30 days past due NPLs less than 30 days past due

Total return before fully tax equivalent adjustments and percentile rankings for 1Q 2016 (5) Historical 3 and 5 year percentile ranking 9 Investment Portfolio – Top Quartile Performance 75th Percentile See notes on page 34. Total Annualized Return Percentile 3 Year 3.06% 91 5 Year 3.44% 86 0 20 40 60 80 100 2Q 2012 3Q 4Q 1Q 2013 2Q 3Q 4Q 1Q 2014 2Q 3Q 4Q 1Q 2015 2Q 3Q 4Q 1Q 2016 Percentile Ranking 3 Year 5 Year

Attractive Deposit Mix with Significant Concentration of Low-Cost Deposits Deposit Mix 6/30/2016 Total: $11.4 billion Deposit Mix 12/31/2012 Total: $7.5 billion Improved mix while growing deposits 10 See notes on page 34. Deposit Mix (Dollars in millions) 84% 16% Low - cost Deposits CDs 76% 24% Low - cost Deposits CDs

American Chartered Acquisition Expected to Enhance Chicagoland Position 11 MB Financial Branch American Chartered Branch See notes on page 34. Current Chicago MSA Deposit Rankings (6) (Dollars in millions)

Shareholder Focus 12 Common (NASDAQ: MBFI) and 8% Series A Preferred Stock (NASDAQ: MBFIP) $2.8 billion market capitalization as of August 2, 2016 In the third and fourth quarters of 2015 repurchased approximately 1.6 million common shares for $50 million completing a previously announced authorization MBFI common shares are included in several major indexes (7) Approximately 74 million common shares outstanding; large institutional and mutual fund ownership Increased quarterly common dividend to $0.19 per share in 2Q 2016 See notes on page 34. $0.00 $0.04 $0.08 $0.12 $0.16 $0.20 2Q 2012 3Q 4Q 1Q 2013 2Q 3Q 4Q 1Q 2014 2Q 3Q 4Q 1Q 2015 2Q 3Q 4Q 1Q 2016 2Q Quarterly Dividend per Common Share

Capital Planning 13 Tier 1 Capital includes 8.00% Series A Preferred and various floating rate trust preferred securities The Series A Preferred callable beginning Feb 2018 Trust preferred securities consists of 8 separate issuances, which are all currently callable, have variable interest rates ranging from 3 month LIBOR + 1.30% to 3 month LIBOR + 2.80%; maturities from 2028 to 2037 Possible redemptions reviewed regularly depending on projected capital needs and cost of these securities How we intend to deploy capital Intend to exceed regulatory well-capitalized requirements Reinvest in our business lines to support organic growth Pay a regular dividend 2015 dividend payout ratio was 32% Current quarterly dividend of $0.19 per common share equates to an annualized yield of approximately 2.0% (8) Consider stock buy-backs when prior capital actions are not sufficient to utilize excess capital Acquisitions with an active and disciplined approach Taylor Capital Group closed August 2014 MSA Holdings, LLC closed December 2015 American Chartered Bancorp announced November 2015 (expected closing 3Q 2016) See notes on page 34. 10.00% 8.46% 12.81% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Tangible common equity to tangible assets Total Risk Based Capital Capital Ratios as of June 30, 2016 Regulatory Requirement MBFI

Summary Income Statement and EPS 14 See notes on page 34. Summary Income Statement (Dollars in millions) Years Ended December 31, Six Months Ended June 30, Three Months Ended March 31, 2012 2013 2014 2015 2015 2016 2015 2016 Net interest income $ 293 $ 272 $ 351 $ 465 $ 228 $ 242 $ 113 $ 119 Provision for credit losses (9) (6) 12 21 9 10 5 8 Net interest income after provision for credit losses $ 302 $ 278 $ 339 $ 444 $ 219 $ 232 $ 108 $ 112 Non-interest income 129 154 221 322 164 174 81 82 Non-interest expenses 304 295 437 534 273 284 140 136 Income before income taxes $ 127 $ 138 $ 123 $ 232 $ 110 $ 122 $ 50 $ 58 Applicable income tax expense 37 40 37 73 35 39 16 19 Net income, as reported $ 90 $ 98 $ 86 $ 159 $ 75 $ 83 $ 34 $ 39 Non-core items, net of tax 10 3 34 3 6 4 5 3 Operating earnings $ 100 $ 101 $ 120 $ 162 $ 81 $ 87 $ 39 $ 42 Percent change 162.1% 1.0% 19.2% 34.3% 80.0% 7.0% 38.1 45.033 $1.60 $1.79 $1.31 $2.02 $0.94 $1.06 $1.77 $1.83 $1.86 $2.06 $1.02 $1.12 $0.00 $0.40 $0.80 $1.20 $1.60 $2.00 $2.40 2012 2013 2014 2015 2015 Jun YTD 2016 Jun YTD Fully Diluted Earnings Per Common Share As Reported EPS Operating EPS (excludes non-core items)

Key Fee Initiatives – Reflect Continued Solid Growth 15 Lease financing Includes fees related to equipment leases as well as brokering third party equipment maintenance contracts Mortgage banking Includes revenue from both originations and servicing Commercial deposit and treasury management fees Includes fees for the following services: account management, payments systems access, information management, and fraud and risk mitigation Expanding nationally where we have expertise Trust and asset management fees Wealth management solutions for individuals, corporations and not-for-profits Includes fees for the following services: investment management, custody, personal trust, financial planning, and wealth advisory services for high net worth individuals Card fees Includes fees for debit, credit and prepaid cards Capital markets and international banking fees Capital markets services includes derivatives and interest rate risk solutions, capital solutions, merger and acquisition advisory and real estate debt placement International banking services includes trade services (letters of credit), export trade finance, and foreign exchange See notes on page 34. Key Fee Initiatives (Dollars in millions)

Operating Performance 16 Source: SNL Financial, company filings 25th-75th Percentile Median MBFI MBFI (9) See notes on page 34. 26 25 24 25 25 29 34 37 40 40 36 36 37 39 38 14 20 26 32 38 44 2012 2013 2014 2015 2Q YTD 2016 Core Non - interest Income/Revenues - FTE (%) 1.33 1.18 1.19 1.30 1.33 1.65 1.44 1.45 1.38 1.33 2.03 1.88 1.85 1.72 1.64 1.10 1.30 1.50 1.70 1.90 2.10 2012 2013 2014 2015 2Q YTD 2016 Net Non - interest Expense/Average Assets (%) 0.37 0.29 0.24 0.22 0.26 0.52 0.32 0.25 0.23 0.27 0.64 0.51 0.42 0.44 0.46 0.10 0.30 0.50 0.70 0.90 2012 2013 2014 2015 2Q YTD 2016 Cost of Funds (%) 3.35 3.22 3.18 3.04 3.15 3.73 3.59 3.77 3.84 3.80 3.78 3.65 3.78 3.66 3.54 3.59 3.56 3.56 2.80 3.20 3.60 4.00 2012 2013 2014 2015 2Q YTD 2016 Net Interest Margin - FTE (%)

Top Quartile Returns 17 25th-75th Percentile Median MBFI MBFI (10) MBFI (11) Source: SNL Financial, company filings See notes on page 34. 0.64 0.77 0.79 0.73 0.76 0.95 1.05 0.75 1.07 1.06 1.16 1.05 1.03 1.01 1.04 1.05 1.09 1.12 0.40 0.80 1.20 2012 2013 2014 2015 2Q YTD 2016 ROAA (%) 7.9 9.4 8.5 9.6 9.0 10.9 11.9 8.5 12.8 13.0 13.0 12.6 10.9 12.4 12.3 11.9 13.1 13.7 6.0 8.0 10.0 12.0 14.0 16.0 2012 2013 2014 2015 2Q YTD 2016 ROTCE (%) 10.3 10.3 9.9 9.3 9.4 13.1 13.3 10.4 9.3 9.5 13.4 13.2 12.4 11.6 11.8 8.0 10.0 12.0 14.0 16.0 2012 2013 2014 2015 1Q 2016 TCE/RWA (%) (12) 7.5 7.8 7.7 7.6 7.8 9.1 9.7 8.5 8.2 8.5 9.2 9.2 8.7 8.8 9.1 6.5 7.5 8.5 9.5 10.5 2012 2013 2014 2015 2Q2016 TCE/TA (%)

Credit Metrics 25th-75th Percentile Median MBFI Source: SNL Financial, company filings 18 See notes on page 34. 0.73 0.71 0.52 0.47 0.51 1.62 1.36 0.73 0.87 0.64 1.70 1.28 0.89 0.87 0.81 0.00 0.50 1.00 1.50 2.00 2012 2013 2014 2015 2Q2016 NPAs/Assets (%) 1.10 0.85 0.58 0.69 0.61 2.03 1.87 0.96 1.07 0.73 2.13 1.43 1.03 1.07 1.15 0.00 0.50 1.00 1.50 2.00 2.50 2012 2013 2014 2015 2Q2016 NPLs/Loans (%) (13) 80.7 89.1 102.1 100.0 83.9 106.2 104.9 126.3 122.4 181.5 116.4 170.3 233.7 167.5 180.4 50.0 90.0 130.0 170.0 210.0 250.0 2012 2013 2014 2015 2Q2016 ALLL/NPLs (%) 1.17 1.05 0.93 0.89 0.89 2.15 1.96 1.21 1.31 1.33 1.84 1.59 1.34 1.22 1.30 0.40 1.00 1.60 2.20 2.80 2012 2013 2014 2015 2Q2016 ALLL/Loans (%)

Skilled Acquirer Skilled acquirer of both depository and non-depository entities Seventeen completed acquisitions since 2000 Disciplined financial analyses focused on Internal rates of return and returns on invested capital Long-term per share earnings accretion Long track record of successful and rapid employee, customer and systems integrations Branch network size and location makes acquired branch consolidations more likely to enhance expense savings opportunities Company culture suited for acquisitions 19 See notes on page 34.

2002 South Holland Bancorp (South Holland, IL) November 1, 2002 LaSalle Systems Leasing, Inc. (Northbrook, IL) July 22, 2002 2006 First Oak Brook Bancshares (Oak Brook, IL) May 1, 2006 Track Record of Being a Disciplined Acquirer and Experienced Integrator 2012 Celtic Leasing Corp. (Irvine, CA) December 28, 2012 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 * * * * * * * * * * * * * * * 2008 Cedar Hill Associates, LLC (Chicago, IL) April 18, 2008 2010 Broadway Bank (Chicago, IL) April 23, 2010 New Century Bank (Chicago, IL) April 23, 2010 2013 Taylor Capital Group, Inc. (Rosemont, IL) July 14, 2013 2015 MSA Holdings, LLC (Chicago, IL) October 28, 2015 American Chartered Bancorp (Schaumburg, IL) (pending) November 22, 2015 Source: Company filings. Transaction dates indicate announcement date. 20 2004 First Security Fed Financial (Chicago, IL) January 9, 2004 2001 FSL Holdings, Inc. (South Holland, IL) February 8, 2001 MidCity Financial (Chicago, IL) April 19, 2001 First Lincolnwood (Lincolnwood, IL) December 27, 2001 2009 Heritage Community Bank (Glenwood, IL) February 7, 2009 InBank (Oak Forest, IL) September 4, 2009 Corus Bank (Chicago, IL) September 11, 2009 Benchmark Bank (Aurora, IL) December 4, 2009 See notes on page 34.

Key earnings components comparisons to 1Q 2016 Net interest income increased 2.8% to $122.6 million due to higher average balances and yields on loans Net interest margin on a fully tax equivalent basis excluding discount accretion on acquired Taylor Capital loans increased 2 bps to 3.57% Core non-interest income increased 11.6% to $91.3 million primarily due to increased mortgage origination volume and higher gain on sale margins, partially offset by lower lease financing fees from the sale of third party equipment-maintenance contracts On a fully tax-equivalent basis, core non-interest income was 41% of revenues in 2Q 2016 and was in the top quartile of our peer banks Core non-interest expense increased 9.2% to $144.7 million due to increased salary and employee benefits expense as a result of performance-based bonus expense, increased mortgage commission expense resulting from higher origination volumes and annual pay increases effective in the second quarter Overall operating earnings increased 7.1% to $44.9 million (14) Total loans, excluding purchased credit-impaired, grew 2.4% (9.8% annualized) in the 2Q 2016 to $10.1 billion Credit quality metrics The ratio of non-performing loans to total loans was 0.73% at 6/30/2016, a decrease from 0.95% at 3/31/2016 Annualized net loan charge-offs to average loans was 0.09% for 2Q 2016 an increase from 0.06% for 1Q 2015 Provision for credit losses decreased 62.6% to $2.8 million primarily due to a decrease in non-performing loans and a reduction in specific reserves In November 2015, we announced an agreement to acquire Schaumburg, IL-based American Chartered Bancorp, Inc., which had approximately $2.8 billion in assets as of June 30, 2016, and expect the deal to close in 3Q 2016 Recent Company Highlights – 2Q 2016 21 See notes on page 34.

Leasing Appendix 22

Lease Banking and Direct Leasing Subsidiaries 23 Lease Banking Leasing Segment – Direct Leasing Subsidiaries See notes on page 34. Business / / / / Corporate Headquarters 6111 N. River Road Rosemont, IL 9550 W. Higgins Road Rosemont, IL 4 Park Plaza, Suite 300 Irvine, CA 230 Schilling Circle, Suite 340 Hunt Valley, MD General Business Description Lessor funding source, principally providing non-recourse debt to independent leasing companies, captives and institutional vendor finance companies. Technology solutions and leasing company focused principally on leasing and life-cycle asset management, with a direct-to-end-user sales approach. General equipment leasing and finance company focused on direct origination. Traditional bank equipment leasing and finance company focused on direct origination, as well as indirect institutional originations and syndications Target Audience (National) Independent leasing companies Middle market companies and autonomous divisions of large companies Middle market and large companies Middle market to large companies Target Customer Annual Revenue $200 Million + $200 Million - $2 Billion $25 Million - $500 Million ($50 - $250 Million Primary target) $50 Million - $2 Billion ($75 - $500 Million Primary target) Equipment Specialization Principally information technology and healthcare assets, material handling and other. Principally information technology, material handling assets and healthcare. Principally information technology assets with heavy concentration in healthcare equipment. Principally construction, distribution, manufacturing, marine and transportation equipment. Total Assets (as of 6/30/2016) $1.8 Billion $0.3 Billion $0.3 Billion $0.4 Billion

Lease Banking 24 Our lease banking group, which is part of the Banking Segment, has provided for over four decades the following banking services to independent equipment lessors located throughout the U.S. Debt financing Working capital financing Treasury management services Equity/residual investment in leases through partnering with customers Debt financings (Lease Loans) are non-recourse loans to lessors, collateralized by lease equipment and underwritten based on the financial wherewithal of each lessee. They are included as commercial loans collateralized by assignment of lease payments (Lease Loans) in the commercial-related loan section of the balance sheet for financial statement purposes. Lessees generally consist of investment grade Fortune 1000, federal government, large middle-market and health care companies. Most loans fully amortize over periods ranging from 30 to 60 months. No residual risk on Lease Loans funded with third parties. Lease Banking’s results are included in the Banking Segment of our earnings release. Credit experience has been solid. Non-performing loans/total loans were 0.49% as of 6/30/2016 and annualized net charge-offs were 0.27% for the six months ended 6/30/2016. Revenues from Lease Loans and working capital financing are reflected in interest income See notes on page 34.

Direct Leasing 25 Leases are originated directly throughout the U.S. by our three leasing subsidiaries, LaSalle Solutions, Celtic Equipment Finance and MB Equipment Finance, which together form the Leasing Segment in our earnings release. LaSalle and Celtic are customers of our Lease Banking group. Lessors generally finance much of their equipment cost with debt (85% to 95% of the original equipment cost). The amount of debt available is based on the present value of future lease payments discounted at prevailing market interest rates. The lease portfolio is comprised of various types of equipment including computer systems, satellite equipment, material handling and general manufacturing and distribution equipment. The portion of the equipment cost not funded with debt represents the equity or residual investment in the lease. Residual income is accreted over the life of the lease so that at the end of lease term the residual amount approximates the fair market value of the leased equipment. Balance sheet classification: Direct Finance and Leveraged Leases that transfer substantially all of the benefits and risk related to the equipment ownership are grouped with Lease Loans in the loan section. By contrast, for Operating Leases, the underlying equipment at cost and net of accumulated depreciation is reflected in Lease investments, net, which is part of other assets, and was $233 million at 6/30/2016. At the end of a lease term the lease may be renewed, purchased, extended on a month-to-month basis or the equipment may be returned and sold. Income statement classification: Interest income on Direct Finance and Leveraged Leases and accreted residual income on these leases are included in Interest Income. By contrast, Lease Payments on Operating Leases plus accreted residual income on these leases less any depreciation expense on the equipment are included in non-interest income Lease Financing Fee Income. Proceeds received as a result of lease renewals and equipment sales less any residual investment in the lease results in a gain or loss that is also reflected in Lease Financing Fee Income. We also broker maintenance contracts sold by equipment manufacturers to our customers covering equipment leased from MB as well as other equipment owned or leased by our clients. Equipment manufacturers are responsible for completing any maintenance covered by a maintenance contract. Maintenance contract revenue is presented, net of the related cost of sales paid to the third party vendor, as part of Lease Financing Fee Income for financial statement purposes. See notes on page 34.

Leasing Income Statement Geography 26 See notes on page 34. Leasing Income Statement Geography Interest Income Fee Income: Lease Financing, net Interest Income on Lease Loans x Interest Income on Direct Finance Leases x Interest Income on Leveraged Leases, less related funding cost x Residual accretion on Direct Finance and Leveraged Leases x Rental payments on Operating Leases x Depreciation expense on Operating Leases x Residual accretion on Operating Leases x Gains or losses on residuals x Equipment maintenance contract revenue, less related cost of sales x Vendor promotional revenue related to equipment maintenance contracts x Syndication fees x Origination gains x

Non-GAAP Disclosure Appendix 27

Non-GAAP Disclosure Reconciliations 28 This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). These measures include core (or operating) earnings, core non-interest income, core non-interest income to revenues (with non-core items excluded from both core non-interest income and revenues), core non-interest expense, net interest income on a fully tax equivalent basis, net interest margin on a fully tax equivalent basis, net interest margin on a fully tax equivalent basis excluding acquisition accounting discount accretion on Taylor Capital loans and the ratio of net non-interest expense to average assets with net gains and losses on investment securities, net gains and losses on sale of other assets, gain on extinguishment of debt and increase in market value of assets held in trust for deferred compensation excluded from the non-interest income components of these ratios, and prepayment fees on interest bearing liabilities, merger related and repositioning expenses, impairment charges, loss on low to moderate income real estate investments, contributions to MB Financial Charitable Foundation and increase in market value of assets held in trust for deferred compensation excluded from the non-interest expense components of these ratios, with tax equivalent adjustment for tax-exempt interest income and increase in cash surrender value of life insurance, as applicable; ratios of tangible common equity to tangible assets and tangible common equity to risk-weighted assets; operating return on average assets, and cash operating return on average tangible common equity. Our management uses these non-GAAP measures, together with the related GAAP measures, in its analysis of our performance and in making business decisions. Management also uses these measures for peer comparisons. Management believes that operating earnings and core and non-core non-interest income and core and non-core non-interest expense are useful in assessing our core operating performance and in understanding the primary drivers of our non-interest income and non-interest expense when comparing periods. The tax equivalent adjustment to net interest income, net interest margin, tax-exempt interest income and increase in cash surrender value of life insurance recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income and net interest margin on a fully tax equivalent basis, and accordingly believes that providing these measures may be useful for peer comparison purposes. For the same reasons, management believes that the tax equivalent adjustments to tax-exempt interest income and increase in cash surrender value of life insurance are useful. Management also believes that by excluding net gains and losses on investment securities, net gains and losses on sale of other assets, gain on extinguishment of debt and increase in market value of assets held in trust for deferred compensation from the non-interest income components, and excluding prepayment fees on interest bearing liabilities, merger related and repositioning expenses, impairment charges, loss on low to moderate income real estate investments, contributions to MB Financial Charitable Foundation and increase in market value of assets held in trust for deferred compensation from the non-interest expense components, of the ratio of net non-interest expense to average assets, and by excluding each of these items, other than increase in market value of assets held in trust for deferred compensation, from operating earnings, these measures better reflect our core operating performance, as the excluded items do not pertain to our core business operations and their exclusion makes these measures more meaningful when comparing our operating results from period to period.

Non-GAAP Disclosure Reconciliations 29 Management further believes that adjusting earnings for merger related and repositioning expenses is useful because it excludes expenses that can fluctuate significantly from acquisition to acquisition, based on the size and structure of the acquisition and the type of entity or business acquired. The ratios of tangible common equity to tangible assets and tangible common equity to risk-weighted assets exclude goodwill and other intangible assets, net of tax benefits, in determining tangible assets and tangible common equity. Management believes that the presentation of these measures excluding the impact of such items provides useful supplemental information that is helpful in understanding our financial results, as they provide a method to assess management’s success in utilizing our tangible capital as well as our capital strength. Management also believes that providing measures that exclude balances of goodwill and other intangible assets, which are subjective components of valuation, facilitates the comparison of our performance with the performance of our peers. In addition, management believes that these are standard financial measures used in the banking industry to evaluate performance. The non-GAAP disclosures contained herein should not be viewed as substitutes for the results determined to be in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. The following table reconciles net interest margin to net interest margin on a fully tax equivalent basis and net interest margin on a fully tax equivalent basis excluding discount accretion on acquired Taylor Capital loans for the periods presented: Net Interest Margin Years Ended December 31, Six Months Ended June 30, (Annualized) Nine Months Ended 9/30 Annualized Three Months Ended March 31, (Annualized) Ratio 2012 2013 2014 2015 2015 2016 2014 2015 2015 2016 Net interest margin 3.49% 3.31% 3.54% 3.63% 3.68% 3.59% 3.4% 3.6% 3.73% 3.57% Plus: tax equivalent effect 0.24% 0.28% 0.23% 0.21% 0.21% 0.21% 0.3% 0.2% 0.20% 0.22% Net interest margin, fully tax equivalent (FTE) 3.73% 3.59% 3.77% 3.84% 3.89% 3.80% 3.7% 3.8% 3.93% 3.79% Less: effect of excluding discount accretion on acquired Taylor Capital loans 0.18% 0.28% 0.30% 0.24% 0.09% 0.27% 0.37% 0.24% Net interest margin, FTE, excluding discount accretion on acquired Taylor Capital loans 3.59% 3.56% 3.59% 3.56% 3.57% 3.56% 3.56% 3.55%

Non-GAAP Disclosure Reconciliations 30 The following table presents a reconciliation of net income to operating earnings: Operating Earnings (Dollars in millions) Years Ended December 31, Six Months Ended June 30, 2012 2013 2014 2015 2015 2016 Net income, as reported $ 90.4 $ 98.5 $ 86.1 $ 158.9 $ 75.1 $ 82.5 Non-core item adjustments Net losses (gains) on investment securities (0.6) - 2.5 0.2 0.5 (0.3) Net losses (gains) on sale of other assets 0.9 0.3 (3.5) 0.0 0.0 0.0 (Gain) on extinguishment of debt - - (1.9) - - -  Loss on low to moderate income real estate investment - - 2.1 - - -  Merger related and repositioning expenses - 2.5 45.4 5.5 9.3 5.9 Impairment charges 2.2 - - - - 0.2 Prepayment fees on interest bearing liabilities 12.7 - - 0.1 0.1 - Contribution to MB Financial Charitable Foundation - - 3.3 - - - Total non-core items $ 15.3 $ 2.8 $ 48.0 $ 5.8 $ 9.9 $ 5.8 Income tax expense on non-core items 6.1 0.5 13.7 2.8 3.9 1.6 Operating earnings $ 99.5 $ 100.8 $ 120.3 $ 161.9 $ 81.1 $ 86.7 Dividends and accretion on preferred shares (3.3) - (4.0) (8.0) (4.0) (4.0) Operating earnings available to common stockholders $ 96.2 $ 100.8 $ 116.3 $ 153.9 $ 77.1 $ 82.7

The following table presents a reconciliation of tangible common equity to common stockholders’ equity: The following table presents a reconciliation of tangible assets to total assets: Non-GAAP Disclosure Reconciliations 31 Tangible Common Equity (Dollars in millions) Tangible Assets (Dollars in millions) As of December 31, 2012 2013 2014 2015 6/30/2016 Common stockholders’ equity - as reported $ 1,276 $ 1,327 $ 1,913 $ 1,972 $ 2,041 Less: goodwill 423 423 712 725 725 Less: other intangible, net of tax benefit 19 15 25 29 27 Tangible common equity $ 833 $ 888 $ 1,177 $ 1,218 $ 1,289 As of December 31, 2012 2013 2014 2015 6/30/2016 Total assests - as reported $ 9,572 $ 9,641 $ 14,602 $ 15,585 $ 15,996 Less: goodwill 423 423 712 725 725 Less: other intangible, net of tax benefit 19 15 25 29 27 Tangible assets $ 9,129 $ 9,203 $ 13,866 $ 14,831 $ 15,244

Non-GAAP Disclosure Reconciliations 32 Ratios for the six-month periods are annualized Net Non-Interest Expense to Average Assets (Dollars in millions) Years Ended December 31, Six Months Ended June 30, 2012 2013 2014 2015 2015 2016 Non-interest expense $ 304.0 $ 294.6 $ 436.8 $ 534.2 $ 272.7 $ 283.7 Less prepayment fees on interest bearing liabilities 12.7 — — 0.1 0.1 — Less merger related and repositioning expenses — 2.5 45.4 5.5 9.3 5.9 Less impairment charges 2.2 — — — — 0.2 Less increase in market value of assets held in trust for deferred compensation 0.8 1.6 0.8 0.0 0.3 0.5 Loss on low to moderate income real estate investment — — 2.1 — — — Contribution to MB Financial Charitable Foundation — — 3.3 — — — Non-interest expense - as adjusted (Core non-interest expense) $ 288.4 $ 290.6 $ 385.2 $ 528.6 $ 263.0 $ 277.2 Non-interest income 129.2 154.4 221.3 322.1 164.2 173.7 Less net gains (losses) on investment securities 0.6 — (2.5) (0.2) (0.5) 0.3 Less net (losses) gains on sale of other assets (0.9) (0.3) 3.5 (0.0) (0.0) (0.1) Less gain on extinguishment of debt — — 1.9 — — — Less increase in market value of assets held in trust for deferred compensation 0.8 1.6 0.8 0.0 0.3 0.5 Non-interest income - as adjusted (Core non-interest income) $ 128.8 $ 153.2 $ 217.7 $ 322.3 $ 164.5 $ 173.0 Less tax equivalent adjustment on the increase in cash surrender value of life insurance 1.9 1.8 1.8 1.8 0.9 0.9 Net non-interest expense $ 157.7 $ 135.6 $ 165.7 $ 204.5 $ 97.6 $ 103.3 Average Assets $ 9,548 $ 9,392 $ 11,420 $ 14,828 $ 14,498 $ 15,614 Net non-interest expense to average assets 1.65% 1.44% 1.45% 1.38% 1.36% 1.33% Net non-interest expense to average assets (without adjustments) 1.83% 1.49% 1.89% 1.43% 1.51% 1.42%

Non-GAAP Disclosure Reconciliations 33 Core Non-Interest Expense (Dollars in millions) Years Ended December 31, Six Months Ended June 30, 2012 2013 2014 2015 2015 2016 Non-interest income $ 129.2 $ 154.4 $ 221.3 $ 322.1 $ 164.2 $ 173.7 Less net gains (losses) on investment securities 0.6 — (2.5) (0.2) (0.5) 0.3 Less net (losses) gains on sale of other assets (0.9) (0.3) 3.5 (0.0) (0.0) (0.1) Less gain on extinguishment of debt — — 1.9 — — — Less increase in market value of assets held in trust for deferred compensation 0.8 1.6 0.8 0.0 0.3 0.5 Total core non-interest income $ 128.8 $ 153.2 $ 217.7 $ 322.3 $ 164.5 $ 173.0 Plus tax equivalent adjustment on the increase in cash surrender value of life insurance 1.9 1.8 1.8 1.8 0.9 0.9 Core non-interest income, fully tax equivalent $ 130.7 $ 155.0 $ 219.5 $ 324.1 $ 165.4 $ 173.9 Tax Revenue, Fully Tax Equivalent Reconciliation (Dollars in millions) Years Ended December 31, Six Months Ended June 30, 2012 2013 2014 2015 2015 2016 Net interest income $ 292.8 $ 272.3 $ 350.8 $ 465.6 $ 227.9 $ 241.9 Plus: tax equivalent effect 20.4 22.7 23.6 27.1 12.8 14.4 Net interest income, fully tax equivalent 313.2 295.0 374.4 492.7 240.6 256.3 Core non-interest income 128.8 153.2 217.7 322.3 164.5 173.0 Plus tax equivalent adjustment on the increase in cash surrender value of life insurance 1.9 1.8 1.8 1.8 0.9 0.9 Total revenues, fully tax equivalent $ 443.9 $ 450.0 $ 593.9 $ 816.8 $ 406.0 $ 430.2 Core non-interest income to revenues, fully tax equivalent 29.4% 34.4% 37.0% 39.7% 40.7% 40.4%

Footnotes 34 Annualized operating return on average assets is computed by dividing operating earnings by average total assets. Amount is for the six months ended 6/30/2016. Top quartile performance is defined as being in the 75th or better percentile for the given financial metric of the peer set. Peer set consists of MBFI, ASB, BOKF, BXS, CBSH, CFR, FHN, FMBI, FNB, FULT, HBHC, IBKC, ONB, PB, PVTB, SNV, STL, TCB, TRMK, UMBF, WBS, WTFC. According to the U.S. Department of Commerce, the President’s “E” Award is the highest recognition any U.S. entity can receive for making a significant contribution to the expansion of U.S. exports. The portion of commercial real estate loans that are owner-occupied was approximately 35% ($0.9 billion) at 6/30/2016 Source: Performance Trust Capital Partners. Peer set is all US Banks and excludes credit unions. Source: FDIC as of June 30, 2015 MBFI common shares are included in the Russell 2000 Index, the NASDAQ Bank Index, the MSCI Global Sustainability Index and the S&P Mid Cap 400 Index among other indexes. Based on August 2, 2016 closing stock price of $37.53 Net Interest Margin: As Reported Excluding discount accretion on acquired Taylor Capital loans 2014 3.77% 3.59% 2015 3.84% 3.56% 2Q YTD 2016 (annualized) 3.80% 3.56% Return on Average Assets (“ROAA”): As Reported Operating ROAA 2014 0.75% 1.05% 2015 1.07% 1.09% 2Q YTD 2016 (annualized) 1.06% 1.12% Operating ROAA is computed by dividing operating earnings by average total assets Return on Average Tangible Common Equity (“ROTCE”): As Reported Cash Operating ROTCE 2014 8.52% 11.92% 2015 12.82% 13.07% 2Q YTD 2016 (annualized) 13.01% 13.69% Cash Operating ROTCE is computed by dividing cash operating earnings (operating earnings plus other intangibles amortization expense, net of tax benefit, less dividends on preferred shares) by average tangible common equity TCE/RWA – Risk weighted assets for peer banks are not yet available for 2Q 2016. MBFI TCE/RWA ratio is estimated at 9.75%. NPLs/Loans – Excludes accruing TDRs Operating earnings is defined as net income as reported less non-core items, net of tax. Non-core items do not pertain to our core business operations.

August 2016 NASDAQ: MBFI Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: August 11, 2016	By:	/s/Randall T. Conte
Randall T. Conte
Vice President and Chief Financial Officer
(Principal Financial Officer)